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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                  -------------


                                      FORM 8-K

                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  May 17, 1999



                             KINNARD INVESTMENTS, INC.
               (Exact name of registrant as specified in its charter)


     MINNESOTA                          0-9377              41-0972952
     (State or other jurisdiction of    (Commission         (IRS Employer
      incorporation or organization)     File No.)          Identification No.)


                              920 Second Avenue South
                           Minneapolis, Minnesota  55402
                      (Address of principal executive offices)

                                   (612) 370-2700
                (Registrant's telephone number, including area code)


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Items 1-4.     Not Applicable.

Item 5.        OTHER EVENTS.

     On May 17, 1999, Kinnard Investments, Inc., a Minnesota corporation (the "Company"), and MI Acquisition Corporation, a Minnesota corporation ("MIAC"), issued a joint press release (the "Press Release") announcing that they had entered into an Agreement and Plan of Merger, dated as of May 16, 1999 (the "Merger Agreement"), by and among the Company, MIAC and a wholly owned subsidiary of the Company ("Merger Subsidiary"). Upon the terms and subject to the conditions set forth in the Merger Agreement, MIAC will merge with and into the Merger Subsidiary (the "Merger") and each share of common stock of MIAC, par value $.01 per share (the "Shares"), excluding shares held by MIAC, the Company or their respective subsidiaries and Dissenting Shares (as such term is defined in the Merger Agreement) will be converted on the Effective Date of the Merger into, at the election of the holder thereof, the right to receive either $19.25 in cash, without interest, or 3.5 shares of the Company's common stock, $.01 par value per share or, under certain circumstances, a combination of cash and common stock of the Company. Copies of the Merger Agreement and the Press Release are attached as Exhibits 2 and 99 hereto. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the specific terms and conditions of the Merger Agreement which are incorporated by reference to Exhibit 2 hereto, including that the Merger Agreement is conditioned upon being duly adopted by the requisite vote of the holders of outstanding shares of the Company's common stock and of MIAC's common stock entitled to vote thereon.

                            FORWARD LOOKING INFORMATION

     Exhibit 99 hereto contains certain forward-looking statements that involve risks and uncertainties. Such statements relate to the financial condition, results of operations, plans, objectives, future performance and business of the Company on a pro forma combined basis following the consummation of the Merger and include forward-looking statements with respect to expected benefits to be achieved by the pro forma combined entity as well as other statements modified by the words "believes," "expects," "anticipates," or similar expressions. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things (i) a delay in the expected time frame for the consummation of the Merger (ii) the future performance of the combined company or the integration of the businesses of the Company and MIAC, (iii) statutory or regulatory changes affecting the businesses in which the combined entity will operate, (iv) risks associated with mergers, acquisitions and significant transactions generally, for example, integration costs or business disruption following the Merger or the failure to retain key employees, and (v) changes in overall economic conditions.

Item 6.        Not Applicable.

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

(a)-(b)        Not Applicable.

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(c)            Exhibits

               2 Agreement and Plan of Merger, dated May 16, 1999, among the Company, MIAC and Merger Subsidiary.

               99 Joint Press Release, dated May 17, 1999, of the Company and MIAC announcing the execution of the Merger Agreement.

Items 8-9.     Not Applicable

                                       3
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                                       Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KINNARD INVESTMENTS, INC.



Date:  June 4, 1999                    By:      /s/ William F. Farley
                                            ----------------------------------
                                                William F. Farley
                                                Chairman and
                                                Chief Executive Officer

                                       4
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

                                   EXHIBIT INDEX


EXHIBIT        DESCRIPTION                                           METHOD OF FILING
-------        -----------                                           ----------------

  2            Agreement and Plan of Merger, dated May 16,           Electronic Transmission
               1999, among the Company, MIAC and Merger
               Subsidiary

 99            Joint Press Release dated May 17, 1999, of the        Electronic Transmission
               Company and MIAC announcing the execution of the
               Merger Agreement.

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